Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axiom Gold and Silver Corp. (the “Corporation”) on Form 10-Q for the quarterly period ended May 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Knight, Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: July 11, 2013	/s/ Robert Knight
Robert Knight
Chief Executive Officer